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                                                                    Exhibit 10.4

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Elbit Medical Imaging Ltd.:

We consent to the incorporation by reference in the registration statement (No. 333-117509) on Form S-8 of Elbit Medical Imaging Ltd. and in the Registration Statement (No. 333-130852) on Form S-8 of Elbit Medical Imaging Ltd. of our report dated March 20, 2006 with respect to the consolidated financial statements of Gamida Cell Ltd. as of December 31, 2005, included in the Annual Report on Form 20-F of Elbit Medical Imaging Ltd. For the year ended December 31, 2005, filed with the Securities and Exchange Commission.

Tel Aviv Israel                                    KOST, FORER GABBAY & KASIERER
June 21, 2006                                   A Member of Ernst & Young Global